SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      October 29, 2003
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                          OPINION RESEARCH CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                       0-22554                 22-3118960
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)



600 College Road East, Suite #4100, Princeton, New Jersey            08540
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:          (609) 452-5400
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1: Press Release dated October 29, 2003 regarding financial results for the quarter ended September 30, 2003.

Item 12.  Results of Operations and Financial Condition

                  On October 29, 2003, Opinion Research Corporation (the "Company") issued a press release announcing the Company's third quarter 2003 financial results. The text of the press release is attached hereto as Exhibit
99.1. The information contained in this report, including the exhibit attached hereto, is furnished solely under Item 12 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if such filing specifically references this Form 8-K.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OPINION RESEARCH CORPORATION


Date: October 29, 2003           By:      /s/ Douglas L. Cox
                                           ---------------------
                                           Douglas L. Cox
                                           Executive Vice President and
                                           Chief Financial Officer




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                                  Exhibit Index

Exhibit No.
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99.1         Press release dated October 29, 2003: Opinion Research Reports
             Results for the Third Quarter of 2003.